July 12, 2001


                           DREYFUS GLOBAL GROWTH FUND
                                  (the "Fund")
                            Supplement to Prospectus
                                Dated May 1, 2001


      At a meeting of the Fund's Board of Trustees held on April 10, 2001, the Board approved an Agreement and Plan of Reorganization (the "Agreement") between the Fund and Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Fund"). The Agreement provides for the transfer of all of the assets of the Fund, subject to liabilities, to the Acquiring Fund in exchange for shares of the Acquiring Fund, and the distribution of such shares to the shareholders of the Fund (the "Exchange").

      The Exchange is subject to the completion of certain conditions, including the approval of the Agreement by the Fund's shareholders. Accordingly, the Board has called a special meeting of shareholders to be held on August 16, 2001 at 10:00 a.m. at which shareholders will vote on approval of the Agreement. Shareholders of record as of June 1, 2001 will be entitled to receive notice of, and to vote at, the meeting. If approved by shareholders, the Exchange will occur pursuant to the terms of the Agreement.